                                                                    EXHIBIT 99.2


                                MERCK & CO., INC.
                           OTHER FINANCIAL DISCLOSURES
                                 FOURTH QUARTER
                                      2005
================================================================================

OTHER (INCOME)/EXPENSE, NET (MILLIONS OF DOLLARS)

                          ------------------------------------------------------
                             4Q `05      4Q `04     YTD 2005     YTD 2004
--------------------------------------------------------------------------------
INTEREST INCOME             $ (166.0)   $  (90.2)   $ (480.9)   $ (300.1)
INTEREST EXPENSE               108.2        77.0       385.5       293.7
EXCHANGE (GAINS)/LOSSES          0.4       (28.3)      (16.1)      (18.4)
MINORITY INTERESTS              30.2        40.3       121.8       154.2
Other, net                     (99.1)     (102.7)     (120.5)     (473.4)
                            --------    --------    --------    --------
TOTAL                       $ (126.3)   $ (103.9)   $ (110.2)   $ (344.0)
                            --------    --------    --------    --------

JOINT VENTURE SALES DETAIL (MILLIONS OF DOLLARS)
All sales reported here are JV sales, presented on a "NET" basis.

                          ------------------------------------------------------
MERIAL                                 4Q `05   4Q `04   YTD 2005   YTD 2004
--------------------------------------------------------------------------------
IVOMEC, HEARTGARD, other avermectins     $117     $117     $  468     $  452
FRONTLINE                                 144      110        758        679
Biologicals                               149      133        533        477
Other Animal Health                        57       63        228        228
                                         ----     ----     ------     ------
TOTAL MERIAL SALES                       $467     $423     $1,987     $1,836
                                         ----     ----     ------     ------

                          ------------------------------------------------------
SANOFI PASTEUR-MSD                     4Q `05   4Q `04    YTD 2005   YTD 2004
--------------------------------------------------------------------------------
HEPATITIS VACCINES                       $ 15     $ 20     $   81     $   81
VIRAL VACCINES                             18       12         79         54
Other Vaccines                            166      189        705        672
                                         ----     ----     ------     ------
TOTAL SANOFI-MSD SALES                   $199     $221     $  865     $  807
                                         ----     ----     ------     ------

                          ------------------------------------------------------
MERCK/SCHERING-PLOUGH COLLABORATION    4Q `05    4Q `04    YTD 2005   YTD 2004
--------------------------------------------------------------------------------
VYTORIN (Worldwide)                      $355     $ 76     $1,028     $  132
ZETIA (Worldwide)                         391      328      1,397      1,053
                                         ----     ----     ------     ------
TOTAL                                    $746     $404     $2,425     $1,185
                                         ----     ----     ------     ------

                                                                    Exhibit 99.2

                               MERCK & CO., INC.
                          OTHER FINANCIAL DISCLOSURES
                                 FOURTH QUARTER
                                      2005

NET PRODUCT SALES DETAIL (MILLIONS OF DOLLARS)

                                          4Q `05 vs. 4Q `04
                      ----------------------------------------------------------
                           TOTAL    TOTAL    U.S.     U.S.   FOREIGN  FOREIGN
PRODUCT                    % CHG      $    % CHG       $     % CHG     $
--------------------------------------------------------------------------------
AGGRASTAT                  -3%        21     N/A       --     -3%      21
ARCOXIA                   -28%        55     N/A       --    -28%      55
CANCIDAS                   19%       157      16%      90     24%      67
COZAAR / HYZAAR             2%       782       2%     270      3%     512
CRIXIVAN / STOCRIN         45%        90      29%      11     47%      79
EMEND                      57%        28      43%      23      *        5
FOSAMAX                    -5%       789       9%     482    -20%     307
INVANZ                     43%        27      23%      16     86%      11
MAXALT                      3%        94       1%      61      7%      33
PRIMAXIN                    9%       191       5%      57     11%     135
PROPECIA                   14%        86       3%      36     23%      50
PROSCAR                    -1%       192       --      99     -2%      93
SINGULAIR                  12%       819       8%     572     21%     246
TIMOPTIC / TIMOPTIC XE    -19%        35      -8%       2    -20%      32
TRUSOPT / COSOPT            7%       167       9%      73      5%      94
VASOTEC / VASERETIC       -17%       152     N/A       --    -17%     152
VIOXX                       *         --       *       --      *       --
ZOCOR                     -18%     1,074      -9%     819    -38%     255
HEPATITIS VACCINES          3%        48      --       38     38%      11
VIRAL VACCINES             -1%       134      -2%     120      8%      14
OTHER VACCINES              8%       111       6%      94     13%      17

* 100% or over
N/A - Not Applicable


TOTAL SALES: VOLUME, PRICE, EXCHANGE

                                4Q '05   % CHG. VOL   PX     FX

TOTAL PHARMACEUTICAL SALES      $5,766      -     1     -     -1
                                -------  ----- ----   ----   ----
                  U.S. ($ MM)   3,482      3%    -      3    N/A
               Foreign ($ MM)   2,284     -4%    3     -4    -3

                                                                    Exhibit 99.2

                               MERCK & CO., INC.
                          OTHER FINANCIAL DISCLOSURES
                             DECEMBER YEAR-TO-DATE
                                      2005

NET PRODUCT SALES DETAIL (MILLIONS OF DOLLARS)

                         -------------------------------------------------------
                                  DECEMBER YTD `05 vs. DECEMBER YTD `04
                         -------------------------------------------------------
--------------------      TOTAL    TOTAL     U.S.      U.S.    FOREIGN  FOREIGN
PRODUCT                  % CHG       $     % CHG         $      % CHG        $
--------------------------------------------------------------------------------
AGGRASTAT                   3%        88     N/A         --        3%        88
ARCOXIA                    -5%       218     N/A         --       -5%       218
CANCIDAS                   33%       570      25%       313       43%       258
COZAAR / HYZAAR             8%     3,037       3%     1,032       10%     2,005
CRIXIVAN / STOCRIN         36%       348      38%        40       36%       308
EMEND                      84%        87      71%        74        *         13
FOSAMAX                     1%     3,191       3%     1,829       -2%     1,362
INVANZ                     49%        94      32%        58       87%        36
MAXALT                     12%       348      13%       224       11%       125
PRIMAXIN                   15%       740      31%       213       10%       527
PROPECIA                    8%       292      --        129       15%       163
PROSCAR                     1%       741       1%       370        2%       371
SINGULAIR                  13%     2,976      10%     2,044       21%       932
TIMOPTIC / TIMOPTIC XE    -12%       138       7%        10      -13%       128
TRUSOPT / COSOPT           10%       617       5%       248       14%       369
VASOTEC / VASERETIC       -13%       623     N/A         --      -13%       623
VIOXX                       *         --       *         --        *         --
ZOCOR                     -16%     4,382     -13%     3,142      -22%     1,240
HEPATITIS VACCINES         -2%       195      -7%       150       22%        44
VIRAL VACCINES              8%       597       6%       536       25%        61
OTHER VACCINES             10%       311       6%       241       23%        70

* 100% or over
N/A - Not Applicable

TOTAL SALES: VOLUME, PRICE, EXCHANGE


                               YTD `05   % CHG.   VOL   PX    FX

TOTAL PHARMACEUTICAL SALES    $ 22,012     -4%     -6     1     1
                              ---------    ---     ---    --   --
                U.S. ($ MM)     12,767     -5%     -8     3   N/A
             Foreign ($ MM)      9,245     -2%     -2    -2     2